Exhibit 99.33

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-E

KEY PERFORMANCE FACTORS
November 30, 1999



Expected B Maturity 4/15/08


Blended Coupon 6.3572%


Excess Protection Level
3 Month Average   5.47%
November, 1999   5.11%
October, 1999   5.38%
September, 1999   5.90%


Cash Yield18.36%


Investor Charge Offs 4.89%


Base Rate 8.36%


Over 30 Day Delinquency 5.02%


Seller's Interest 8.52%


Total Payment Rate14.09%


Total Principal Balance$48,461,894,441.68


 Investor Participation Amount$882,400,000.00


Seller Participation Amount$4,130,074,923.19